                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------
                                   (HOLDINGS)


                  This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated
as of December   , 1998 is made by NATIONAL MEDIA CORPORATION, a Delaware
corporation ("Holdings"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party").

                                    RECITALS
                                    --------

                  A. Borrower and Secured Party are contemporaneously herewith entering into that certain Loan and Security Agreement dated as of the date hereof (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Holdings.

                  B. Holdings has executed in favor of Secured Party that certain General Continuing Guaranty, dated as of the date hereof (the "Guaranty"), in favor of Secured Party, respecting certain obligations of Borrower owing to Secured Party under the Loan Agreement.

                  C. Holdings and Secured Party are contemporaneously herewith entering into that certain Security Agreement, dated as of the date hereof (the "Security Agreement"), pursuant to which Holdings has granted to Secured Party a security interest in (among other things) all general intangibles of Holdings.

                  D. As one of the conditions to the obligations of Secured Party under the Loan Agreement, Holdings has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Copyright Office and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the copyrights and other general intangibles described herein.

                                   ASSIGNMENT
                                   ----------

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Holdings hereby agrees in favor of Secured Party as follows:

                  1. DEFINITIONS; INTERPRETATION.

                       (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                  "BORROWER" means Quantum North America, Inc., a Delaware corporation.

                  "COPYRIGHT COLLATERAL" has the meaning set forth in SECTION 2.

                  "COPYRIGHTS" has the meaning set forth in SECTION 2.

                  "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Security Agreement.

                  "GUARANTIED OBLIGATIONS" shall have the meaning ascribed thereto in the Guaranty.

                  "LIEN" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any agreement to give any security interest).

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

                  "UNITED STATES" and "U.S." each mean the United States of America, including all territories thereof and all protectorates thereof.

                       (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                       (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                            (i) Any reference to a Section or a Schedule is a
                  reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                            (ii) The words "hereof," "herein," "hereto,"
                  "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                            (iii) The meaning of defined terms shall be equally
                  applicable to both the singular and plural forms of the terms defined.

                            (iv) The words "including," "includes" and "include"
                  shall be deemed to be followed by the words "without limitation."

                            (v) References to agreements and other contractual
                  instruments shall be deemed to include all subsequent amendments, restatements, supplements, refinancings, renewals, extensions, and other modifications thereto and thereof.

                            (vi) References to statutes or regulations are to be
                  construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                            (vii) Any captions and headings are for convenience
                  of reference only and shall not affect the construction of this Agreement.

                            (viii) Capitalized words not otherwise defined
                  herein shall have the respective meanings ascribed to them in the Security Agreement.

                            (ix) In the event of a direct conflict between the
                  terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of Holdings and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Copyright Collateral, shall not be deemed a conflict with the Loan Agreement.

                  2. SECURITY INTEREST.

                       (a) ASSIGNMENT AND GRANT OF SECURITY. Holdings, as security for the payment and performance of the Guarantied Obligations, hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Holdings' right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising or in which Holdings now has or hereafter acquires or develops an interest and wherever the same may be located (the "Copyright Collateral"):

                            (i) all copyrights, rights, titles and interests in
                  and to published and unpublished works of authorship that Holdings owns or uses in its business or will in the future adopt and so use, and all copyrights in any original or derivative works of authorship and all works protectable by copyright that are presently, or in the future may be, owned, created, authored (excluding all works for hire created by Holdings for any other Person), acquired or used (whether pursuant to a license or otherwise) by Holdings, in whole or in part (collectively, the "Copyrights"), all copyright registrations and applications for copyright registration that have heretofore been or may hereafter be issued thereon or applied for in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (the "Registrations"), all common law and other rights in and to the Copyrights throughout the world, including all copyright licenses (collectively, the "Copyright Rights"), and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue or bring proceedings in the name of Holdings or in the name of Secured Party for past, present and future infringements or violations of the Copyrights, Registrations and Copyright Rights, and recover damages for past, present and future infringements or violations thereof, and all rights corresponding thereto throughout the world, including:

                                (A) all of Holdings' right, title and interest
                        in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including the Registrations listed on SCHEDULE A attached hereto, as the same may be amended or supplemented pursuant hereto from time to time;

                                (B) all of Holdings' right, title and interest
                        in and to all renewals and extensions of any such copyrights, including renewals or extensions of the Registrations listed on SCHEDULE A attached hereto, that may be secured under the law now or hereafter in force and effect;

                                (C) all of Holdings' right, title and interest
                        to make and exploit all derivative works based on or adopted from all works covered by any of the Copyright Collateral; and

                                (D) all of Holdings' right, title and interest
                        pursuant to or under licensing or other contracts in favor of Holdings pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties;

                            (ii) all inventions, designs, registrations, trade
                  secrets, proprietary rights, corporate or other business records, computer programs, source codes, object codes, data bases and all other intangible personal property at any time used in connection with the businesses of Holdings (referred to herein as "Proprietary Rights");

                            (iii) all general intangibles (as defined in the
                  UCC) and all intangible intellectual or other similar property of Holdings of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Copyrights, Registrations, Copyright Rights or Proprietary Rights and not otherwise described above; and

                            (iv) all proceeds of any and all of the foregoing
                  Copyright Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Copyright Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

                       (b) CONTINUING SECURITY INTEREST. Holdings agrees that this Agreement shall create a continuing security interest in the Copyright Collateral which shall remain in effect until terminated in accordance with
SECTION 17.

                       (c) INCORPORATION INTO SECURITY AGREEMENT. This Agreement shall be fully incorporated into the Security Agreement and all understandings, agreements and provisions contained in the Security Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Copyright Collateral described in this Agreement shall constitute part of the Collateral in the Security Agreement.

                       (d) PERMITTED LICENSING. Anything in the Security Agreement or this Agreement to the contrary notwithstanding, Holdings may license to any other Person the Copyright Collateral on a non-exclusive basis, free and clear of Secured Party's security interest (other than its security interest in the proceeds of such license).

                  3. REPRESENTATIONS AND WARRANTIES. Holdings represents and warrants to Secured Party and for the benefit of Secured Party, in each case to the best of its knowledge, information, and belief, the following:

                       (a) TRUE AND COMPLETE LIST. Set forth in SCHEDULE A is a true and complete list of Copyrights, Registrations, and Copyright Rights owned, held, or used (whether pursuant to a license or otherwise) by Holdings, in whole or in part;

                       (b) POWERS. Holdings has full power, authority and legal right to pledge and to grant to Secured Party a security interest in all right, title, and interest of Holdings in and to the Copyright Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained;

                       (c) VALIDITY. Each of the Registrations of Holdings referred to in SCHEDULE A is valid, subsisting and enforceable, and Holdings has properly complied in all material respects with all applicable statutory and regulatory requirements, including all notice requirements, in connection with each of such Registrations, and, no claim has been made that the use of any of such Copyrights does or may infringe or otherwise violate the rights of any third Person, except as set forth in Schedule 3.8 of the Security Agreement;

                       (d) TITLE. Holdings has rights in and good title to the Copyright Collateral shown on the schedules hereto as being owned by it, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens (other than Liens in favor of Secured Party); for any Copyright Collateral for which Holdings is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, Holdings is not in material default of any of its obligations thereunder and, other than (i) the parties to such licenses or licensing agreements, or (ii) in the case of any non-exclusive license or license agreement entered into by Holdings or any such licensor regarding such Copyright Collateral, the parties to any other such non-exclusive licenses or license agreements entered into by Holdings or any such licensor with any other Person, no other Person has any rights in or to any of such Copyright Collateral;

                       (e) NO VIOLATION. The execution, delivery and performance by Holdings of this Agreement do not violate any provision of law or the articles of incorporation or by-laws of Holdings or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Holdings is a party or by which Holdings may be bound;

                       (f) AUTHORIZATION. This Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding agreement of Holdings enforceable in accordance with its terms; and

                       (g) SECRECY. Holdings has taken and will continue to take all reasonable steps to protect the secrecy of all trade secrets relating to any of its unpublished Copyright Collateral and its Proprietary Rights.

                  4. COVENANTS. Holdings covenants that so long as this Agreement shall be in effect, Holdings shall:

                       (a) FURTHER ACTS. On a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Holdings' compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Copyright Collateral. Without limiting the generality of the foregoing sentence, Holdings:

                            (i) hereby authorizes Secured Party in its sole
                  discretion if Holdings refuses to execute and deliver, or fails timely to execute and deliver , any of the documents it is requested to execute and deliver by Secured Party, to modify this Agreement without first obtaining Holdings' approval of or signature to such modification by amending SCHEDULE A hereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired or developed by Holdings after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which Holdings no longer has or claims any right, title or interest; and

                            (ii) hereby authorizes Secured Party, in its sole
                  discretion, to file one or more financing or continuation statements if Holdings refuses to execute and deliver, or fails timely to execute and deliver, any such amendment thereto it is requested to execute and deliver by Secured Party, any amendments thereto, relative to all or any portion of the Copyright Collateral, without the signature of Holdings where permitted by law;

                       (b) COMPLIANCE WITH LAW. Comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Copyright Collateral that is the subject of the Registrations and give such notice of copyright, prosecute such material claims, and do all other acts and take all other measures which, in Holdings' reasonable business judgment, may be necessary or desirable to preserve, protect and maintain such Copyright Collateral and all of Holdings' rights therein, including diligently prosecute any material copyright application pending as of the date of this Agreement or thereafter;

                       (c) COMPLIANCE WITH AGREEMENT. Comply with each of the terms and provisions of this Agreement, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of Holdings under this Agreement without Secured Party's prior written consent; and

                       (d) LIEN PROTECTION. Not permit the inclusion in any contract to which Holdings becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in Holdings' rights and interest in any property included within the definitions of the Copyrights, Registrations and Copyright Rights acquired under such contracts.

                  5. NEW COPYRIGHTS, REGISTRATIONS AND COPYRIGHT RIGHTS. If Holdings shall obtain rights to or develop any new works protectable by copyright, or become entitled to the benefit of any Copyright Rights, Registration or application for Registration not described on the schedules hereto, or any renewals or extension of any Copyright, Copyright Rights or Registration, the provisions of this Agreement shall automatically apply thereto. Holdings shall give Secured Party written notice (a) of any such work or such rights of material value to Holdings or the operation of its businesses and (b) any such Registration, applications for Registration or renewal or extension of any Copyright. Concurrently with its filing of an application for any Registration for any Copyright, Holdings shall execute and deliver a supplement to this Agreement in form and substance satisfactory to the Secured Party (or, at the election of Secured Party, a new Copyright Security Agreement substantially in the form of this Agreement and otherwise in form and substance satisfactory to the Secured Party), pursuant to which Holdings shall grant and reaffirm its grant of a security interest to the extent of its interest in such Registration as provided herein to Secured Party, and Holdings shall cause such agreement to be recorded in the offices and jurisdictions indicated by Secured Party.

                  6. COPYRIGHT REGISTRATION, RENEWAL AND LITIGATION.

                       (a) REGISTRATION. Except to the extent otherwise permitted under the Security Agreement, Holdings shall have the duty diligently to make any application for Registration on any existing or future unregistered but copyrightable works that are material to Holdings' business or operations and to do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Copyrights, Registrations and Copyright Rights; PROVIDED, HOWEVER, that Holdings shall not be obligated to renew any Obsolete Copyrights (as defined in the Loan Agreement). Any expenses incurred in connection therewith shall be borne solely by Holdings. Except as otherwise permitted in the Security Agreement or this SECTION 6(A), Holdings shall not do any act or omit to do any act whereby any of the Copyright Collateral may become abandoned or fall into the public domain or fail to renew any Copyright, Registration or Copyright Right owned by Holdings without the prior written consent of Secured Party.

                       (b) PROTECTION. Except as provided in SECTION 8 and notwithstanding SECTION 1, Holdings shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are in its reasonable business judgment necessary to protect the Copyright Collateral or any of Holdings' rights therein. Holdings shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at Holdings' expense all necessary cooperation in connection with any such suit, proceeding or action including joining as a nominal party if Secured Party shall have been satisfied that it is not incurring any risk of liability because of such joinder. Holdings shall provide at its expense representation acceptable to Secured Party for the common interest of Holdings and Secured Party with respect to such proceedings.

                       (c) NOTICE. Holdings shall, promptly upon its becoming aware thereof, notify Secured Party in writing of the institution of, or any adverse determination in, any proceeding, application, suit or action of any kind described in SECTION 6(A) OR 6(B), or regarding Holdings' claim of ownership in any of the Copyrights, Registrations or Copyright Rights, its right to register the same, or its right to keep and maintain such registration, whether before the United States Copyright Office or any United States court or governmental agency. Holdings shall provide promptly to Secured Party any information with respect thereto requested from time to time by Secured Party.

                  7. REMEDIES. Following the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Security Agreement and the other Loan Documents and applicable law (which rights and remedies are cumulative) with respect to its security interests in any of the Copyright Collateral or any other Collateral. Holdings agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Holdings agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Copyright, Copyright Rights, Proprietary Right and any other Copyright Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon the occurrence and during the continuation of an Event of Default with respect to (among other things) any asset of Holdings in which Secured Party has a security interest, including Secured Party's rights to sell or license general intangibles, inventory, tooling or packaging which is acquired by Holdings (or its successors, permitted assignees, or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of Holdings or Secured Party, to enforce or protect any Copyright, Registration, Copyright Right or Proprietary Right, and any license thereunder, in which event Holdings shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce any Copyright, Registration, Copyright Rights, Proprietary Right, or any license thereunder, Holdings, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

                  8. AUTHORIZATION. If Holdings fails to comply with any of its obligations hereunder, Secured Party may do so in Holdings' name or in Secured Party's name, but at Holdings' expense, and Holdings hereby agrees to reimburse Secured Party in full upon demand for all reasonable expenses, including reasonable attorneys fees, incurred by Secured Party in protecting, defending and maintaining any of the Copyright Collateral or any right, title or interest of Holdings or Secured Party therein. Holdings hereby appoints Secured Party, and authorizes, directs and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as the true and lawful attorney-in-fact of Holdings, with the power, (a) if Holdings refuses or fails to do so timely, to execute in the name of Holdings any financing statement or other instrument and any modification, supplement or amendment to this Agreement or any supplemental Copyright Security Agreement described in SECTIONS 4(A) OR 5 hereof, and do such other acts on Holdings' behalf, that Secured Party may deem necessary or advisable to accomplish the purposes hereof, and (b) upon the occurrence and during continuation of any Event of Default, (i) to endorse Holdings' name on all applications, documents, papers and instruments necessary for Secured Party to use any of the Copyright Collateral, (ii) to assert or retain any rights under any license agreement for any of the Copyright Collateral, including any rights of Holdings arising under Section 365(n) of the Bankruptcy Code, and
(iii) to grant or issue any exclusive or nonexclusive license under any of the Copyright Collateral to anyone else, or as may be necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any other collateral to anyone else. Holdings hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable until termination of this Agreement.

                  9. NOTICES. All notices and other communications hereunder to or from Secured Party and Holdings shall be in writing and shall be mailed, sent or delivered in accordance with the Security Agreement.

                  10. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of any Copyright Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

                  11. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Security Agreement, together with the Schedules and Exhibits hereto and thereto, which are incorporated herein by this reference, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Security Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Copyright Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Copyright Security Agreement shall be deemed to be incorporated herein by this reference.

                  12. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                  13. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

                  14. SECURITY AGREEMENT. Holdings acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement and the other Loan Documents and all such rights and remedies are cumulative.

                  15. NO INCONSISTENT REQUIREMENTS. Holdings acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Holdings agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                  16. TERMINATION. Upon the final payment in full in cash of the Guarantied Obligations and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Holdings, at Holdings' expense, as shall be necessary to evidence termination of the security interests granted by Holdings to Secured Party hereunder.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                     NATIONAL MEDIA CORPORATION,
                                     a Delaware corporation



                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     FOOTHILL CAPITAL CORPORATION,
                                     a California corporation



                                     By:
                                        ----------------------------------------
                                     Name
                                         ---------------------------------------
                                     Title:
                                           -------------------------------------

STATE OF CALIFORNIA                                  )
                                                     ) ss
COUNTY OF LOS ANGELES                                )

                  On             , 1998, before me, ________________________,
Notary Public, personally appeared            , personally known to me (or
proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    --------------------------------------------
                                    Signature


[SEAL]


STATE OF CALIFORNIA                                  )
                                                     ) ss
COUNTY OF LOS ANGELES                                )

                  On                 , 1998, before me, _____________________,
Notary Public, personally appeared           , personally known to me (or
proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    --------------------------------------------
                                    Signature


[SEAL]

                                   SCHEDULE A

                             COPYRIGHT REGISTRATIONS

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Holdings                 Country of             Registered Copyright   Registration Date      Registration Number
                         Registration
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------


                             COPYRIGHT APPLICATIONS


------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Holdings                 Country of             Application for        Application Date       Application Number
                         Application            Copyright
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

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


       *Note: Reference Attached Form TX Applications, application number to be provided upon receipt from Copyright Office.

                                      A-1